VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2011

Global Social Awareness Fund

Effective March 30, 2012, in the Fund Summary, in the Investment Adviser section, the information about the current co-portfolio manager Mikhail Samonov is deleted in its entirety.

Date: March 30, 2012